Variable Annuity Application


                                                                                          Send Application and check to:
                                                                                   MetLife Investors USA Insurance Company
                                                                                        Policy Service Office: P.O. Box 10366
                                                                                            Des Moines, Iowa 50306-0366
                                                                                       For assistance call: [800 848-3854]

[MetLife Investors USA Variable Annuity Class L]

------------------------------------------------------------------------------------------------------------------------------------
 ACCOUNT INFORMATION

1. Annuitant

  [John             J.                Doe]

------------------------------------------------------------------------------------------------------------------------------------
  Name            (First)        (Middle)       (Last)


  [123 Main Street Anytown   IL    60001]






------------------------------------------------------------------------------------------------------------------------------------
  Address         (Street)       (City)        (State)     (Zip)


------------------------------------------------------------------------------------------------------------------------------------
  Social          [123                             45                           6789]
  Security Number ______________-- ______________-- ______________

                                    [4          12           58]
  Sex   [X] M   w F         Date of Birth ______/______/______

         [708                123-4567]
  Phone (_____) __________________________________________________





2. Owner (Complete only if different than Annuitant)


  Correspondence is sent to the Owner.



------------------------------------------------------------------------------------------------------------------------------------
  Name            (First)        (Middle)       (Last)





------------------------------------------------------------------------------------------------------------------------------------
  Address         (Street)       (City)        (State)     (Zip)



  Social
  Security/Tax ID Number _________-- ______________-- ____________


  Sex  w M w F              Date of Birth/Trust__________ /_______ /


  Phone (_____) __________________________________________________








3. Joint Owner


------------------------------------------------------------------------------------------------------------------------------------
  Name            (First)        (Middle)       (Last)





------------------------------------------------------------------------------------------------------------------------------------
  Address         (Street)       (City)        (State)     (Zip)



  Social
  Security Number ______________-- ______________-- ______________


  Sex   w M   w F         Date of Birth ______/______/______

  Phone (_____) __________________________________________________



4. Beneficiary

  Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special Requests section if additional space is needed. Unless specified otherwise in the Special Requests section, if Joint Owners are named, upon the death of either Joint Owner, the surviving Joint Owner will be the primary beneficiary, and the beneficiaries listed below will be considered contingent beneficiaries.


  [Mary             J.             Doe,              123             Main              Street,              Anytown,             IL,
  Wife,                             234   56   7890           100%]
------------------------------------------------------------------------------------------------------------------------------------
  Primary Name                           Address                         Relationship          Social Security Number          %


  Primary Name                           Address                         Relationship          Social Security Number          %


  Contingent Name                        Address                         Relationship          Social Security Number          %


------------------------------------------------------------------------------------------------------------------------------------





  Contingent Name                        Address                         Relationship          Social Security Number          %




5. Plan Type

  [X]   Non-Qualified
  Qualified
  w  401
  w  403(b) TSA Rollover*

  408 IRA* (check one of the options listed below)
  Traditional IRA                                          SEP IRA     Roth IRA
  ---------------                                          --------------------
  w  Transfer               w  Transfer               w  Transfer
  w  Rollover               w  Rollover               w  Rollover
  w  Contribution - Year____w  Contribution - Year____w  Contribution - Year____

  *The annuitant and owner must be the same person.


6. Purchase Payment

Initial
Purchase
Payment $___________[10,000]________________________
             Make Check Payable to MetLife Investors USA
-----------------------------------------------------------------
 RIDERS
7. Benefit Riders (subject to state availability and age restrictions )



These riders may only be chosen at time of application. Please note, there are additional charges for the optional riders. Once elected these options may not be changed.

1)  [w Living Benefit Rider

2) Death Benefit Riders (Check one. If no election is made, the Principal Protection option will apply).

       w Principal Protection

       w Annual Step-Up

       w Compounded-Plus

3)  w Earnings Preservation Benefit Rider ]

4)  w Other ___________________________________________________




-----------------------------------------------------------------
 COMMUNICATIONS

8. Telephone Transfer


I (We) authorize MetLife Investors USA Insurance Company (MetLife Investors USA) or any person authorized by MetLife Investors USA to accept telephone transfer instructions and/or future payment allocation changes from me (us) and my Registered Representative/Agent. Telephone transfers will be automatically permitted unless you check one or both of the boxes below indicating that you do not wish to authorize telephone transfers. MetLife Investors USA will use reasonable procedures to confirm that instructions communicated by telephone are genuine.

I (We) DO NOT wish to authorize telephone transfers for the following
(check applicable boxes):   w  Owner(s)     w  Registered Representative/Agent






-----------------------------------------------------------------
 SIGNATURES

9. Fraud Statement

Notice to Applicant:
[For Arkansas, Kentucky, Louisiana, Maine, New Mexico, Ohio, Pennsylvania and Washington D.C. Residents: Any person who knowingly and with intent to defraud any insurance company or other person files an application or submits a claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and subjects such person to criminal and civil penalties.

For Florida Residents: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

For New Jersey Residents: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.]

10. Special Requests






11. Replacements


Does the applicant have any existing policies or contracts?   w  Yes   [X]   No

Is this annuity being purchased to replace any existing
insurance and annuity policy(s)?                     w  Yes  [X]    No

If "YES", applicable disclosure and replacement forms must be attached.




12. Acknowledgement and Authorization


I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of [MetLife Investors USA Variable Annuity Account One.] PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

                                             [[GRAPHIC OMITTED][GRAPHIC OMITTED] , Owner]
------------------------------------------------------------------------------------------------------------------------------------
                                      (Owner Signature & Title, Annuitant unless otherwise noted)



                                              (Joint Owner Signature & Title)



                                             (Signature of Annuitant if other than Owner)
------------------------------------------------------------------------------------------------------------------------------------

                                  [Anytown, IL]
Signed at_______________________________________________________________________
                      (City)                   (State)

                      [November 11, 2000]
Date____________________________________



13. Agent's Report

                                                                       [        [GRAPHIC OMITTED][GRAPHIC OMITTED]   ]

------------------------------------------------------------------------------------------------------------------------------------
                                Agent's Signature
------------------------------------------------------------------------------------------------------------------------------------
                                [(312) 456-7890]
                                      Phone
                               [Richard Roe, #723]
                             Agent's Name and Number
                      [456 Main Street, Anytown, IL 60001]
                            Name and Address of Firm
                                     [#723]
                   State License ID Number [(Required for FL)]
                                    [1234567]
                              Client Account Number
[Home Office Program Information:
---------------------------------
Select one. Once selected, the option cannot be changed.
Option A ______________       Option B _____________]
------------------------------------------------------------------------------------------------------------------------------------

Form 8029 (1/01)                                                     APPVA-USAL